                                                                 EXHIBIT 99.6(f)

                      Amendment to Distribution Agreements
                      ------------------------------------


     The Distribution Agreements between Prudential Mutual Fund Distributors, Inc. and each of the Funds listed below are hereby transferred to Prudential Securities Incorporated effective January 1, 1996.


Name of Fund                                      Date of Agreement
------------                                      -----------------


The BlackRock Government Income Trust             August 30, 1991 and amended
(Class A)                                         and restated on April 12, 1995

Command Government Fund                           September 15, 1988 and
                                                  amended and restated on
                                                  April 12, 1995

Command Money Fund                                September 15, 1988 and
                                                  amended and restated on
                                                  April 12, 1995

Command Tax-Free Money Fund                       September 15, 1988 and
                                                  amended and restated on
                                                  April 12, 1995

Global Utility Fund, Inc.                         February 4, 1991 and
(Class A)                                         amended and restated on
                                                  July 1, 1993, August 1, 1994
                                                  and May 4, 1995

Nicholas-Applegate Fund, Inc.                     August 1, 1994 and amended
(Class A)                                         and restated on May 12, 1995

       Nicholas-Applegate Growth Equity Fund

Prudential Allocation Fund                        January 22, 1990 and
(Class A)                                         amended and restated on
                                                  August 1, 1994 and
         Strategy Portfolio                       May 3, 1995
         Balanced Portfolio

Prudential California Municipal Fund              August 1, 1994 and amended
(Class A)                                         and restated on May 5, 1995

         California Income Series
         California Series

Prudential California Municipal Fund              February 10, 1989 and
                                                  amended and restated on
         California Money Market Series           July 1, 1993 and May 5, 1995

Prudential Diversified Bond Fund, Inc.            January 3, 1995 and amended
(Class A)                                         and restated on June 13, 1995

Prudential Equity Fund, Inc.                      August 1, 1994 and amended
(Class A)                                         and restated on May 5, 1995

Prudential Equity Income Fund                     August 1, 1994 and amended
(Class A)                                         and restated on  May 3, 1995

Prudential Europe Growth Fund, Inc.               July 11, 1994 and amended
(Class A)                                         and restated on June 13, 1995

Prudential Global Fund, Inc.                      August 1, 1994 and amended
(Class A)                                         and restated on June 5, 1995

Prudential Global Genesis Fund, Inc.              August 1, 1994 and amended
(Class A)                                         and restated on May 3, 1995

Prudential Global Natural Resources
Fund, Inc.                                        August 1, 1994 and amended
(Class A)                                         and restated on May 3, 1995

Prudential Government Income Fund, Inc.           January 22, 1990 and
(Class A)                                         amended and restated on
                                                  April 13, 1995

Prudential Government Securities Trust            November 20, 1990 and
Money Market Series                               amended and restated on
U.S. Treasury Money Market Series                 July 1, 1993, May 2, 1995
                                                  and August 1, 1995
Prudential Growth Opportunity Fund,
 Inc.                                             January 22, 1990 and
(Class A)                                         amended and restated on
                                                  July 1, 1993, August 1, 1994
                                                  and May 2, 1995

Prudential High Yield Fund, Inc.                  January 22, 1990 and
(Class A)                                         amended and restated on
                                                  July 1, 1993, August 1, 1994
                                                  and May 2, 1995

Prudential Institutional Liquidity
Portfolio, Inc.                                   November 20, 1987 and
                                                  amended and restated on
 Prudential Institutional Money
 Market Series                                    July 1, 1993 and
                                                  April 11, 1995

Prudential Intermediate Global
Income Fund, Inc.                                 August 1, 1994 and amended
(Class A)                                         and restated on May 10, 1995

Prudential MoneyMart Assets                       May 1, 1988 and amended
                                                  and restated on July 1, 1993
                                                  and May 10, 1995

Prudential Mortgage Income Fund,
 Inc.                                             August 1, 1994 and amended
(Class A)                                         and restated on May 5, 1995

Prudential Multi-Sector Fund, Inc.                August 1, 1994 and amended
(Class A)                                         and restated on May 3, 1995

Prudential Municipal Bond Fund                    August 1, 1994 and amended
(Class A)                                         and restated on May 3, 1995

  Insured Series
  High Yield Series
  Intermediate Series

Prudential Municipal Series Fund                  August 1, 1994 and amended
(Class A)                                         and restated on May 5, 1995

      Florida Series
      Hawaii Income Series
      Maryland Series
      Massachusetts Series
      Michigan Series
      New Jersey Series
      New York Series
      North Carolina Series
      Ohio Series
      Pennsylvania Series

Prudential Municipal Series Fund

Connecticut Money Market Series                   February 10, 1989 and
Massachusetts Money Market Series                 amended and restated on
New Jersey Money Market Series                    July 1, 1993 and May 5, 1995
New York Money Market Series

Prudential National Municipals Fund, Inc.         January 22, 1990 and
(Class A)                                         amended and restated on
                                                  July 1, 1993, August 1, 1994
                                                  and May 2, 1995

Prudential Pacific Growth Fund, Inc.              August 1, 1994 and amended
(Class A)                                         and restated on June 5, 1995

Prudential Global Limited Maturity Fund,          August 1, 1994 and amended
 Inc. (formerly Prudential Short-Term             and restated on June 5, 1995
Global Income Fund Inc.)
(Class A)

   Global Assets Portfolio
   Limited Maturity Portfolio

Prudential Special Money Market Fund              January 12, 1990 and
   Money Market Series                            amended and restated on
                                                  April 12, 1995

Prudential Structured Maturity Fund, Inc.         August 1, 1994 and amended
(Class A)                                         and restated on June 14, 1995

  Income Portfolio

Prudential Tax-Free Money Fund, Inc.              May 2, 1988 and
                                                  amended and restated on
                                                  July 1, 1993, May 2, 1995 and
                                                  August 1, 1995

Prudential U. S. Government Fund                  August 1, 1994 and amended
(Class A)                                         and restated on June 5, 1995

Prudential Utility Fund, Inc.                     August 1, 1994 and amended
(Class A)                                         and restated on June 14, 1995

                    EACH OF THE FUNDS LISTED ABOVE



               By

                    /s/ Robert F. Gunia
                    ----------------------------------------
                    Robert F. Gunia
                    Vice President


                    PRUDENTIAL MUTUAL FUND DISTRIBUTORS, INC.


               By

                    /s/ Stephen P. Fisher
                    ----------------------------------------
                    Stephen P. Fisher
                    Vice President


AGREED TO AND ACCEPTED BY:


     PRUDENTIAL SECURITIES INCORPORATED

By

       /s/ Brendan Boyle
       -----------------------------------
       Brendan Boyle
       Senior Vice President